Filed Pursuant to Rule 497(e)
                                                      Registration No. 033-17604



                     THE TREASURER'S FUND, INC. (THE "FUND")

             GABELLI CASH MANAGEMENT CLASS ("CASH MANAGEMENT CLASS")
                    MONEY MARKET CLASS ("MONEY MARKET CLASS")

                   SUPPLEMENT DATED SEPTEMBER 16, 2005 TO THE
                  CASH MANAGEMENT CLASS AND MONEY MARKET CLASS
                      PROSPECTUSES DATED FEBRUARY 25, 2005



Effective September 19, 2005, the Fund's investment adviser, Gabelli Fixed Income LLC (the "Advisor") has voluntarily agreed to reimburse expenses of the Cash Management Class of Shares of each of the U.S. Treasury Money Market Portfolio, the Domestic Prime Money Market Portfolio and the Tax Exempt Money Market Portfolio (each a "Portfolio," collectively, the "Portfolios") in excess of the following levels: 0.65%, 0.60% and 0.60%, respectively. The Advisor may terminate such reimbursement arrangement at any time without any further notice to shareholders. This supplement supercedes the June 13, 2005 supplement to the Cash Management Class prospectus and the August 24, 2005 supplement to the Cash Management Class and Money Market Class prospectuses.

As previously reported, the Fund is no longer accepting purchases of shares with respect to each of the Portfolios. The Portfolios are small and the Fund's Board of Directors and the Advisor anticipate that it will consider action to liquidate each of the Portfolios in the near future and investors are urged to consider other investment alternatives.

Investors may consider whether to exchange their shares in the Portfolios for shares of other funds managed by affiliates of the Advisor, including Gabelli U.S.
Treasury Money Market Fund ("GUSTO"), a money market fund. For more information about GUSTO or about any other Gabelli Fund, including a prospectus, please call 1-800 GABELLI (422-3554), or visit WWW.GABELLI.COM. Alternatively, investors may redeem their shares of the Portfolios at their net asset value of $1.00 per share. Pending liquidation of the Fund, investors will continue to be able to reinvest dividends received in the Portfolios.